SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 To
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 1998


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


    Delaware                        0-20199                      43-1420563
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(State or other jurisdiction  (Commission File No.)         (I.R.S. Employer
    of corporation)                                         Identification No.)


14000 Riverport Drive, Maryland Heights, Missouri                   63043
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:           (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On April 14, 1998, Express Scripts, Inc. ("Express Scripts") filed a Current Report on Form 8-K (the "Current Report") pertaining to its April 1, 1998 acquisition of the outstanding common stock of Value Health, Inc. ("Value Health Pharmacy Benefit Management") and Managed Prescription Network, Inc., the sole assets of which are various subsidiaries each now or formerly conducting business as a pharmacy benefit management company (collectively, the "Acquired Entities" or "ValueRx") from Columbia/HCA Healthcare Corporation ("Columbia"). At the time of the filing of the Current Report, it was impractical for Express Scripts to provide financial statements for the Acquired Entities or pro forma financial information for Express Scripts relative to the acquisition of ValueRx. Pursuant to the instructions for Item 7 of the Current Report, Express Scripts hereby amends Item 7 to the Current Report to include the previously omitted information as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  The following financial statements of Value Health Pharmacy Benefit Management are submitted herewith as Exhibit 99.2:

                    (i)  Report of Independent Auditors - Ernst & Young LLP

                    (ii) Combined Balance Sheet as of December 31, 1997

                    (iii)Combined Statements of Operations Predecessor Basis -
                         January 1, 1997 to July 31, 1997; Successor Basis - August 1, 1997 to December 31, 1997

                    (iv) Combined Statements of Changes in Stockholder's Equity
                         Predecessor Basis - January 1, 1997 to July 31, 1997; Successor Basis - August 1, 1997 to December 31, 1997

                    (v) Combined Statements of Cash Flows Predecessor Basis - January 1, 1997 to July 31, 1997; Successor Basis - August 1, 1997 to December 31, 1997

                    (vi) Notes to Combined Financial Statements

                  The following financial statements of Value Health
                  Pharmacy Benefit Management are submitted herewith as Exhibit 99.3:

                    (vii) Report of Independent Accountants - Coopers &
                          Lybrand L.L.P.

                    (viii)Combined Balance Sheet as of December 31, 1996

                    (ix) Combined Statements of Operations for the Years Ended December 31, 1996 and 1995

                    (x) Combined Statements of Cash Flows for the Years Ended December 31, 1996 and 1995

                    (xi)  Notes to Combined Financial Statements

                  The following financial statements of Managed Prescription Network, Inc. d/b/a Columbia Pharmacy Solutions are submitted herewith as Exhibit 99.4:

                    (i)   Report of Independent Auditors - Ernst & Young LLP

                    (ii)  Balance Sheets as of December 31, 1997 and 1996

                    (iii) Statements of Operations and Retained Earnings
                          (Deficit) for the Years Ended December 31, 1997, 1996, and 1995

                    (iv) Statements of Cash Flows for the Years Ended December 31, 1997, 1996, and 1995

                    (v)   Notes to Financial Statements

         (b)      Pro Forma Financial Information

                  The following unaudited consolidated condensed pro forma financial statements are submitted herewith as Exhibit 99.5:

                    (i) Unaudited Consolidated Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1997

                    (ii) Notes to the Unaudited Consolidated Condensed Pro Forma Statement of Operations

                    (iii) Unaudited Consolidated Condensed Pro Forma Balance
                          Sheet as of December 31, 1997

                    (iv) Notes to the Unaudited Consolidated Condensed Pro Forma Balance Sheet

         (c)      Exhibits.  The following exhibits are filed as part of this report on Form 8-K:

                  Exhibit 2.1 - First Amendment to Stock Purchase Agreement by and among Columbia/HCA Healthcare Corporation, VH Holdings, Inc., Galen Holdings, Inc. and Express Scripts, Inc., dated as of March 31, 1998, and related Exhibits (all Exhibits are omitted from this filing, but will be filed with the Commission supplementary upon request), incorporated by reference to Exhibit No. 2.1 to Express Scripts' Current Report on Form 8-K filed April 14, 1998.

                  Exhibit 23.1 - Consent of Ernst & Young LLP, Minneapolis, Minnesota

                  Exhibit 23.2 - Consent of Coopers & Lybrand L.L.P.

                  Exhibit 23.3 - Consent of Ernst & Young LLP, Pittsburgh, Pennsylvania

                  Exhibit 99.1 - Press Release, dated April 1, 1998, by Express Scripts, Inc., incorporated by reference to Exhibit No. 99.1 to Express Scripts' Current Report on Form 8-K filed April 14, 1998.

                  Exhibit 99.2 - Combined Financial Statements of Value Health Pharmacy Benefit Management As Of December 31, 1997 And For The Seven-Month Period Ended July 31, 1997 And The Five-Month Period Ended December 31, 1997.

                  Exhibit 99.3 - Value Health Pharmacy Benefit Management Combined Financial Statements As Of December 31, 1996 And For The Year Ended December 31, 1996 and 1995.

                  Exhibit 99.4 - Audited Financial Statements Of Managed Prescription Network, Inc. d/b/a Columbia Pharmacy Solutions.

                  Exhibit 99.5 - Certain Unaudited Consolidated Condensed Pro Forma Financial Data

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EXPRESS SCRIPTS, INC.



Date:    June 12, 1998         By: /S/ BARRETT A. TOAN
                                   -------------------
                                    Barrett A. Toan
                                    President and Chief Executive Officer

Date:    June 12, 1998         By: /S/ GEORGE PAZ
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                                    George Paz
                                    Senior Vice President and
                                    Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

    2.1 First Amendment to Stock Purchase Agreement by and among Columbia/HCA Healthcare Corporation, VH Holdings, Inc., Galen Holdings, Inc. and Express Scripts, Inc., dated as of March 31, 1998, and related Exhibits (all Exhibits are omitted from this filing, but will be filed with the Commission supplementary upon request), incorporated by reference to Exhibit No. 2.1 to Express Scripts' Current Report on Form 8-K filed April 14, 1998.

   23.1           Consent of Ernst & Young LLP, Minneapolis, Minnesota

   23.2           Consent of Coopers & Lybrand L.L.P.

   23.3           Consent of Ernst & Young LLP, Pittsburgh, Pennsylvania

   99.1 Press Release, dated April 1, 1998, by Express Scripts, Inc., incorporated by reference to Exhibit No. 99.1 to Express Scripts' Current Report on Form 8-K filed April 14, 1998.

   99.2           Combined Financial Statements of Value Health
                  Pharmacy Benefit Management As Of December 31, 1997 And For The Seven-Month Period Ended July 31, 1997 And The Five-Month Period Ended December 31, 1997.

   99.3           Value Health Pharmacy Benefit Management
                  Combined Financial Statements As Of December 31, 1996 And For The Year Ended December 31, 1996 and 1995.

   99.4           Audited Financial Statements Of Managed
                  Prescription Network, Inc. d/b/a Columbia Pharmacy Solutions.

   99.5           Certain Unaudited Consolidated Condensed Pro Forma Financial
                  Data